CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.31

SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of September 20, 2018

Between:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      THIS AMENDMENT

The Parties agree hereby to amend the Master Repurchase Agreement dated August 17, 2017 between AmeriHome Mortgage Company, LLC and JPMorgan Chase Bank, N.A. (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated July 2, 2018 (the “Amended MRA”) and as amended hereby and supplemented, further amended or restated hereafter from time to time, the “MRA”) to extend the latest Termination Date, revise the form of the Compliance Certificate and update Seller’s notices address, and they hereby further amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Second Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby.

2.                                      Definitions; Interpretation

(a)                                 Definitions

The following definitions are amended to read as follows:

“Compliance Certificate” means a compliance certificate substantially in the form of Exhibit C to the Second Amendment to MRA, completed, executed by a Responsible Officer of Seller and submitted to Buyer.

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller or Buyer designates as the Termination Date by written notice given to the other Party at least [***] days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at any time after [***] days shall have elapsed after any Change in Control, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) September 19, 2019.

15.                               Notices

Seller’s addresses for notices are amended to read as follows:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

With a copy to:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

and to:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

Attention: Legal Department

email: legal@amerihome.com

(The remainder of this page is intentionally blank; counterpart signature pages follow)

2

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:
Name:
Title:

Signature page to Second Amendment to Master Repurchase Agreement between

JPMorgan Chase Bank, N.A. and Amerihome Mortgage Company LLC

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

SELLER:                                            AMERIHOME MORTGAGE COMPANY, LLC

BUYER:                                                JPMORGAN CHASE BANK, N.A.

TODAY’S DATE:        /    /

REPORTING PERIOD ENDED:             month(s) ended     /    /

This certificate is delivered to Buyer under the Master Repurchase Agreement dated as of August 17, 2017 between Buyer and Seller (as amended, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that:  (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting Chief Financial Officer of Seller; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown above (the “Reporting Period”) and that accompany this certificate were prepared in accordance with GAAP and present fairly in all material respects the financial condition of Seller as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which disclosure specifies the nature and period of existence of each Default or Event of Default, if any, and what action Seller has taken, is taking and proposes to take with respect to each); (d) the calculations described on the pages attached hereto evidence that Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of noncompliance and specifying the period of noncompliance and what actions Seller proposes to take with respect thereto) and (e) Seller was, as of the end of the Reporting Period, in compliance with the applicable net worth requirements of, and in good standing with, CL, Fannie Mae, Ginnie Mae, Freddie Mac and HUD.

By:
Name:
Chief Financial Officer

1

15.                               Notices

Seller’s addresses for notices are amended to read as follows:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

Attention:  Kathleen Conte

Phone:  (747) 800-4235

email:  kathleen.conte@amerihome.com

With a copy to:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

Attention: Josh Adler

phone: (747) 800-4232

email: josh.adler@amerihome.com

and to:

AmeriHome Mortgage Company, LLC

1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888

Attention: Legal Department

email: legal@amerihome.com

(The remainder of this page is intentionally blank; counterpart signature pages follow)

2

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:
Name:
Title: